SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2010

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51153	25-1828028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Donner at Sixth Street, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 23, 2010, the Boards of Directors of FedFirst Financial Corporation, FedFirst Financial Mutual Holding Company and First Federal Savings Bank adopted a Plan of Conversion and Reorganization pursuant to which First Federal Savings Bank will reorganize from the two-tier mutual holding company structure to the stock holding company structure.  Pursuant to the terms of the Plan, FedFirst Financial Mutual Holding Company will convert to a federal interim stock savings association and simultaneously merge with and into First Federal Savings Bank, with First Federal Savings Bank as survivor.  Additionally, FedFirst Financial Corporation will convert to a federal interim stock savings association and simultaneously merge with and into First Federal Savings Bank, with First Federal Savings Bank as survivor.  First Federal Savings Bank will form a new state chartered corporation that will serve as the holding company for First Federal Savings Bank.  Shares of FedFirst Financial Corporation common stock, other than those held by FedFirst Financial Mutual Holding Company, will be converted into shares of the new state chartered corporation pursuant to an exchange ratio designed to preserve their aggregate percentage ownership interest.

The new state chartered holding company will offer shares of its common stock for sale to First Federal Savings Bank’s eligible account holders and certain borrowers and to members of the general public in a subscription and community offering in the manner, and subject to the priorities, set forth in the Plan of Conversion and Reorganization.  The highest priority will be depositors with qualifying deposits as of January 31, 2009.

The conversion and reorganization will be subject to approval of depositors and certain borrowers of First Federal Savings Bank, FedFirst Financial Corporation’s shareholders (including the approval of a majority of the shares held by persons other than FedFirst Financial Mutual Holding Company) and the Office of Thrift Supervision.

The foregoing summary of the Plan of Conversion and Reorganization is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

A copy of the press release announcing the adoption of the Plan of Conversion and Reorganization is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

2.1	Plan of Conversion and Reorganization
99.1	Press release issued February 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: February 24, 2010	By:	/s/ Patrick G. O’Brien
	Name:	Patrick G. O’Brien
	Title:	President and Chief Executive Officer

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